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                                 METFLEX GVUL D

        Group Variable Universal Life Insurance Policies and Certificates

                                    Issued by

                       Metropolitan Life Insurance Company

        Supplement Dated January 21, 2010 to Prospectus Dated May 1, 2009

PAYMENT OF BENEFITS AT MATURITY

The last sentence of this section is deleted and replaced with the following:

     "A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate."

GLOSSARY

The definition of Maturity Date is deleted and replaced with the following:

     "Maturity Date - the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate."